UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2006

(Date of earliest event reported)

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-31223

Minnesota	41-1771227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3535 Technology Drive N.W.

Rochester, Minnesota 55901

(Address of principal executive offices, including zip code)

(507) 288-6720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 17, 2006, the Company issued a press release announcing the execution of a merger agreement with Benchmark Electronics, Inc. The press release is attached as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by PEMSTAR Inc., dated October 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEMSTAR INC.

By:	/s/ Gregory S. Lea
Gregory S. Lea, Executive Vice President
and Chief Financial Officer

Date:	October 17, 2006

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EXHIBIT INDEX

99.1	Press release issued by PEMSTAR Inc., dated October 17, 2006.

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